                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint David A. Spina, Ronald E. Logue, Nicholas A. Lopardo, John R. Towers and Maureen Scannell Bateman, and each of them, as attorneys and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Annual Report on Form 10-K (the "Form 10-K") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust") for the fiscal year ended December 31, 2000, and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Form 10-K, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Exchange Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands as of March 15, 2001.

                    Signature                                Capacity
                    ---------                                --------
   /s/ Tenley E. Albright, M.D.                     Director of State Street
   ___________________________________________       Bank and Trust Company
   Tenley E. Albright, M.D.

   /s/ I. MacAllister Booth                         Director of State Street
   ___________________________________________       Bank and Trust Company
   I. MacAllister Booth

   /s/ James I. Cash, Jr.                           Director of State Street
   ___________________________________________       Bank and Trust Company
   James I. Cash, Jr.

   /s/ Truman S. Casner                             Director of State Street
   ___________________________________________       Bank and Trust Company
   Truman S. Casner

   /s/ Nader F. Darehshori                          Director of State Street
   ___________________________________________       Bank and Trust Company
   Nader F. Darehshori

   /s/ Arthur L. Goldstein                          Director of State Street
   ___________________________________________       Bank and Trust Company
   Arthur L. Goldstein

   /s/ David P. Gruber                              Director of State Street
   ___________________________________________       Bank and Trust Company
   David P. Gruber

                                                    Director of State Street
   ___________________________________________       Bank and Trust Company
   Linda A. Hill


                    Signature                                Capacity
                    ---------                                --------
   /s/ John M. Kucharski                            Director of State Street
   ___________________________________________       Bank and Trust Company
   John M. Kucharski

                                                    Director of State Street
   ___________________________________________       Bank and Trust Company
   Charles R. LaMantia

   /s/ Ronald E. Logue                              Director of State Street
   ___________________________________________       Bank and Trust Company
   Ronald E. Logue
   /s/ Nicholas A. Lopardo                          Director of State Street
   ___________________________________________       Bank and Trust Company
   Nicholas A. Lopardo

   /s/ Dennis J. Picard                             Director of State Street
   ___________________________________________       Bank and Trust Company
   Dennis J. Picard

   /s/ Richard P. Sergel                            Director of State Street
   ___________________________________________       Bank and Trust Company
   Richard P. Sergel

   /s/ David A. Spina                               Director of State Street
   ___________________________________________       Bank and Trust Company
   David A. Spina

   /s/ Diana Chapman Walsh                          Director of State Street
   ___________________________________________       Bank and Trust Company
   Diana Chapman Walsh

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